CLEARBRIDGE FUNDS PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting [●], on [●], 2024

Please detach at perforation before mailing.

PROXY

    ClearBridge Energy Midstream Opportunity Fund Inc.

    ClearBridge MLP and Midstream Fund Inc.

ClearBridge MLP and Midstream Total Return Fund Inc.

PROXY FOR THE JOINT SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2024

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Jane E. Trust, Christopher Berarducci and Marc A. De Oliveira and each of them proxies with several powers of substitution to attend the Joint Special Meeting of Stockholders of the Fund(s) listed above scheduled to be held at [●], on [●] at [●] Eastern Time, or at any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted “FOR” the proposals and in the discretion of the proxies upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

CHANGE OF ADDRESS

CLE_33783_012524

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY STOCKHOLDER’S VOTE IS IMPORTANT

    Important Notice Regarding the Availability of Proxy Materials for the

    Special Meeting of Stockholders to Be Held on [●], 2024.

    The Proxy Statement and Proxy Card are available at:

https://www.proxy-direct.com/fnk-33783

FUNDS
ClearBridge Energy Midstream Opportunity Fund Inc. (EMO) ClearBridge MLP and Midstream Fund Inc. (CEM) ClearBridge MLP and Midstream Total Return Fund Inc. (CTR)

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted “FOR” the proposals and in the discretion of the proxies upon such other business as may properly come before the meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

Proposals The Board of Directors unanimously recommends a vote “FOR” for the following proposals.

1A. To approve the merger of CEM with and into EMO in accordance with the Maryland General Corporation Law.

	FOR	AGAINST	ABSTAIN
01 ClearBridge Energy Midstream Opportunity Fund Inc.(EMO)	☐	☐	☐
02 ClearBridge MLP and Midstream Fund Inc. (CEM)	☐	☐	☐

1B. To approve the merger of CTR with and into EMO in accordance with the Maryland General Corporation Law.

	FOR	AGAINST	ABSTAIN
01 ClearBridge Energy Midstream Opportunity Fund Inc.(EMO)	☐	☐	☐
02 ClearBridge MLP and Midstream Total Return Fund Inc. (CTR)	☐	☐	☐

Any other business that may properly come before the Meeting.

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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